Execution Version
AMENDMENT NO. 2 dated as of March 31, 2021 (this “Amendment”), to the Credit Agreement dated as of September 25, 2019 (as amended by that certain Amendment No. 1 dated as of February 1, 2021 and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among McKesson Corporation (the “Company”) and certain of its subsidiaries party thereto from time to time as borrowers (collectively, the “Borrowers” and each, a “Borrower”), the financial institutions party thereto from time to time as lenders (the “Lenders”), Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the other parties named therein.
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.01Defined Terms. Capitalized terms used but not otherwise defined herein (including the preliminary statements hereto) have the meanings assigned to them in the Credit Agreement.
Section 2.01Amendment of the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 of this Amendment, effective as of the Amendment No. 2 Effectiveness Date (as defined below), the Credit Agreement shall be amended as set forth herein.
(a)The following definitions shall be added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) all non-cash share-based compensation expenses for such period, (v) all restructuring, integration, and other costs and expenses for such period that relate to any acquisition, merger, consolidation, amalgamation, joint venture investment, divestiture or other business combination or related transactions not prohibited hereunder, (vi) all LIFO inventory-related non-cash expense adjustments for such period, (vii) non-cash impairment charges for such period, (viii) all net charges with respect to litigation for such period, (ix) all losses, charges and expenses attributable to the early extinguishment or conversion of Indebtedness (including deferred financing expenses written off or forgiven and premiums paid), (x) all losses on sales of assets outside the ordinary course of business for such period and (xi) all other extraordinary, non-recurring or unusual non-cash charges or losses for such period (including, for the avoidance of doubt, any non-cash charges in respect of any claims or litigation in excess of $1,000,000,000.00 that the Company excluded from its “Adjusted Earnings (Non-GAAP)” for the fiscal quarter ended December 31, 2020, as reported in a current report on Form 8-K reporting operating results for such period), and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, the sum of (i) consolidated interest tax benefit for such period, (ii) all extraordinary, non-recurring or unusual non-cash gains for such period, (iii) all LIFO inventory-related non-cash credit for such period, (iv) all litigation recovery gains for such period and (v) all gains on sales of assets outside of the ordinary course of business for such period. In the event that the Company or any Subsidiary

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shall have completed a Material Acquisition or a Material Disposition during any relevant period, Consolidated EBITDA shall be determined for such period on a pro forma basis as if such Material Acquisition or Material Disposition, and any related incurrence or repayment of Indebtedness, had occurred at the beginning of such period.
“Consolidated Net Income” means, for any period, the net income (or loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or loss) of any Person (other than the Company) that is not a Subsidiary, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Subsidiaries during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into, amalgamated with or consolidated with the Company or any Subsidiary or the date that such Person’s assets are acquired by the Company or any Subsidiary and (c) the income (or loss) of, and any amounts referred to in clause (a) above paid to, any Subsidiary that is not wholly owned by the Company to the extent such income (or loss) or such amounts are attributable to the non-controlling interest in such Subsidiary.
“Leverage Ratio” means, on any date of determination, the ratio of (a) Total Debt as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company immediately last ended as of such date of determination.
“Material Acquisition” means any acquisition, or a series of related acquisitions, of (a) Equity Interests in any Person if, after giving effect thereto, such Person will become a Subsidiary or (b) assets comprising all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person; provided that the aggregate consideration therefor exceeds US$500,000,000.
“Material Disposition” means any sale, transfer or other disposition, or a series of related sales, transfers or other dispositions, of (a) all or substantially all the issued and outstanding Equity Interests in any Person that are owned by the Company and its Subsidiaries or (b) assets comprising all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person; provided that the aggregate consideration therefor exceeds US$500,000,000.
(b)The following definition in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Total Debt” means, on any date of determination, the difference of (a) all Indebtedness of the Company and its Subsidiaries determined on a consolidated basis on such date, minus (b) Indebtedness of any Receivables Subsidiary incurred in connection with a Qualified Receivables Transaction as of such date.

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(c)The following definition in Section 1.01 of the Credit Agreement is hereby deleted in its entirety:
“Total Capitalization” means, on any date, the sum of (a) Total Debt and (b) the Net Worth on such date.
(d)Section 7.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“7.04 Financial Covenant. The Company will not permit the Leverage Ratio as of the last day of any fiscal quarter to exceed 4.00 to 1.00; provided that upon the consummation of any Material Acquisition that involves payment of cash consideration of at least US$500,000,000 and the written election of the Company to the Administrative Agent (which shall deliver a copy to the Lenders), the maximum permitted Leverage Ratio set forth above shall increase to 4.50 to 1.00, with respect to the last day of the fiscal quarter of the Company during which such Material Acquisition is consummated and the last day of each of the next three full fiscal quarters of the Company ending after the date of the consummation of such Material Acquisition; provided, however, that the Company shall not be permitted to make such an election if the Company has theretofore made such an election unless at least one full fiscal quarter of the Company shall have ended since the date of such prior election without an increase being in effect.”
Section 3.01Representations and Warranties. The Company, on behalf of each Borrower, represents and warrants (which representations and warranties in the case of any Borrower other than the Company shall be limited to such Borrower and its Subsidiaries and other facts and circumstances known to the Company) to the Administrative Agent and each Lender as of the Amendment No. 2 Effectiveness Date that:
(a)The representations and warranties of each Borrower contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct on and as of the Amendment No. 2 Effectiveness Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Section 5.08(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant Sections 6.01(a) and 6.01(b) of the Credit Agreement, respectively;
(b)The Company hereby represents and warrants to each Lender party hereto that (a) the Company has all requisite power and authority to execute, deliver and perform its obligations under this Amendment, (b) the execution, delivery and performance by the Company of this Amendment (1) are within the Company’s corporate or other powers, (2) have been duly authorized by all necessary corporate or other organizational action and (3) do not contravene the

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terms of the Company’s organizational documents, (c) this Amendment has been duly executed and delivered by the Company and (d) this Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity; and
(c)No Default or Event of Default has occurred and is continuing prior to and after giving effect to this Amendment and the transactions contemplated hereby.
Section 4.01Effectiveness. This Amendment shall become effective on and as of the date (such date, the “Amendment No. 2 Effectiveness Date”) on which each of the following conditions is satisfied:
(a)The Administrative Agent shall have executed a counterpart hereof and shall have received duly executed counterparts of this Amendment that, when taken together, bear the signatures of the Company and the Required Lenders pursuant to Section 11.01 of the Credit Agreement;
(b)The Administrative Agent shall have received all expenses for which invoices have been presented (including the reasonable and documented out-of-pocket fees and expenses of legal counsel to the Administrative Agent), on or before the Amendment No. 2 Effectiveness Date;
(c)The Administrative Agent shall have received, for the account of each Lender that has executed and delivered a signature page to this Agreement as a Lender to the Administrative Agent, any consent fees payable in connection with this Agreement;
(d)No Default or Event of Default has occurred and is continuing prior to and after giving effect to this Amendment and the transactions contemplated hereby; and
(e)The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Company certifying that the representations and warranties contained in Section 3.01 hereof shall be true and correct in all material respects on and as of such date, as though made on and as of such date.
Section 5.01Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall (i) be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to in any thereof, in similar or different circumstance, (ii) be deemed to be a consent to, or a waiver, modification or forbearance

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of, any Default or Event of Default, whether or not known to the Administrative Agent or any of the Lenders or (iii) prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
(a)On and after the Amendment No. 2 Effectiveness Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith), shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(b)Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.
Section 6.01Modifications. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
Section 7.01Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 8.01Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT, EACH SWING LINE LENDER, THE L/C ISSUER AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
Section 9.01Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

MCKESSON CORPORATION, as a Borrower
By:     /s/ Akinjide Falaki
Name: Akinjide Falaki
Title: Senior Vice President and Treasurer

[Amendment No. 1]

BANK OF AMERICA, N.A., as Administrative Agent
By:     /s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title: Vice President

[Amendment No. 1]

BANK OF AMERICA, N.A., as a Lender
By:     /s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

[Amendment No. 1]

THE BANK OF NOVA SCOTIA, as a Lender
By:     /s/ Robb Gass
Name: Robb Gass
Title: Managing Director

[Amendment No. 1]

BARCLAYS BANK PLC, as a Lender
By:     /s/ Edward Pan
Name: Edward Pan
Title: Associate

[Amendment No. 1]

BNP PARIBAS, as a Lender
By:     /s/ John Bosco
Name: John Bosco
Title: Managing Director
By:     /s/ Stefano Locatelli
Name: Stefano Locatelli
Title: Managing Director

[Amendment No. 1]

Citibank, N.A., as a Lender
By:     /s/ Stanislav Andreev
Name: Stanislav Andreev
Title: Vice President

[Amendment No. 1]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:     /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director
By:     /s/ Marko Lukin
Name: Marko Lukin
Title: Director

[Amendment No. 1]

Goldman Sachs Bank USA, as a Lender
By:     /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

[Amendment No. 1]

HSBC Bank USA, National Association, as a Lender
By:     /s/ Eric Seltenrich
Name: Eric Seltenrich
Title: Managing Director

[Amendment No. 1]

ING Bank N.V., Dublin Branch, as a Lender
By:     /s/ Sean Hassett
Name: Sean Hassett
Title: Director
By:     /s/ Cormac Langford
Name: Cormac Langford
Title: Director

[Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as a Lender
By:     /s/ Gregory T. Martin
Name: Gregory T. Martin
Title: Executive Director

[Amendment No. 1]

MUFG Bank, Ltd., as a Lender
By:     /s/ Jack Lonker
Name: Jack Lonker
Title: Director

[Amendment No. 1]

NatWest Group Plc, as a Lender
By:     /s/ Craig Parish
Name: Craig Parish
Title: Associate Director

[Amendment No. 1]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:     /s/ R. Ruining Nguyen
Name: R. Ruining Nguyen
Title: Senior Vice President

[Amendment No. 1]

The Toronto-Dominion Bank, New York Branch, as a Lender
By:     /s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

[Amendment No. 1]

UNICREDIT BANK AG, NEW YORK BRANCH, as a Lender
By:     /s/ Fabio Della Malva
Name: Fabio Della Malva
Title: Managing Director
By:     /s/ Laura Shelmerdine
Name: Laura Shelmerdine
Title: Managing Director

[Amendment No. 1]

U.S. Bank National Association, as a Lender
By:     /s/ David C. Mruk
Name: David C. Mruk
Title: SVP

[Amendment No. 1]

Wells Fargo Bank, N.A., as a Lender
By:     /s/ Andrea S. Chen
Name: Andrea S. Chen
Title: Managing Director

[Amendment No. 1]